UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):    June 16, 2006
Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:    (404) 842-2600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 16, 2006 Premier Exhibitions, Inc. (the “Company”) announced that its common will begin trading on the NASDAQ Capital Market on Monday, June 19, 2006 under the symbol “PRXI”. A copy of the Company’s press release announcing its NASDAQ Capital Market listing is attached to this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

Date: June 16, 2006	By:	/s/ Arnie Geller

Arnie Geller President and Chief Executive Officer